UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 7, 2011

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 7, 2011, Standard & Poor's Ratings Services affirmed its BBB- counterparty credit rating on FBL Financial Group, Inc. and affirmed its A- financial strength rating on subsidiary Farm Bureau Life Insurance Company. S&P's outlook for these ratings were revised to positive from stable. In addition, it downgraded its financial strength rating on subsidiary EquiTrust Life Insurance Company to BBB+ from A- and assigned a developing outlook.

On October 18, 2011, A.M. Best affirmed the financial strength rating of Farm Bureau Life as A- (Excellent) and affirmed its issuer credit rating of a-. The outlook for these ratings is stable.

In addition, A.M. Best placed under review, with positive implications, the issuer credit rating of bb and debt ratings of FBL Financial Group. Concurrently, it placed under review, with developing implications, the financial strength rating of B+ (Good) and issuer credit rating bbb- of EquiTrust Life.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
Registrant

Date: October 19, 2011

/s/ James P. Brannen
James P. Brannen
Chief Financial Officer